                                                                     EXHIBIT 4.2

                           SYNAGRO TECHNOLOGIES, INC.

                    9 1/2% SENIOR SUBORDINATED NOTES DUE 2009

                      UNCONDITIONALLY GUARANTEED AS TO THE
                         PAYMENT OF PRINCIPAL, PREMIUM,
                             IF ANY, AND INTEREST BY


                       EACH OF THE GUARANTORS NAMED HEREIN

                                   ----------

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                  April 17, 2002

Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Bank of America Securities LLC
High Yield Capital Markets
9 West 57th Street
New York, NY 10019


Ladies and Gentlemen:

            Synagro Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchaser (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 9 1/2% Senior Subordinated Notes due 2009, which are unconditionally guaranteed by each of the Company's current and future Domestic Subsidiaries (collectively, the "Guarantors"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company and the Guarantors agree with the Purchasers for the benefit of Holders (as defined in the Indenture) from time to time of the Transfer Restricted Securities (as defined herein) as follows:

            1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings (capitalized terms not defined herein shall have the meanings assigned to them in the Indenture or Purchase Agreement, as the case may be):

            "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Exchange and Registration Rights Agreement.

            The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

            "Closing Date" shall mean the date on which the Securities are initially issued.

            "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            "Effective Target Date" shall have the meaning assigned thereto in
Section 2(c) hereof.

            "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

            "Electing Holder" shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

            "Exchange Notes" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Exchange Registration" shall have the meaning assigned thereto in
Section 3(c) hereof.

            The term "holder" shall mean the Purchasers and other persons who acquire Transfer Restricted Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Transfer Restricted Securities.

            "Filing Target Date" shall have the meaning assigned thereto in
Section 2(c) hereof.

            "Indenture" shall mean the Indenture, dated as of April 17, 2002, between the Company, the Guarantors and Wells Fargo Bank Minnesota National Association, as Trustee, as the same shall be amended from time to time.

            "Liquidated Damages" shall have the meaning assigned thereto in
Section 2(c) hereof.

            "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

            The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

            "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 8, 2002, between the Purchasers, the Guarantors and the Company relating to the Securities.

            "Purchasers" shall mean Lehman Brothers Inc. and Banc of America Securities LLC.

            "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

            "Registration Default Period" shall have the meaning assigned thereto in Section 2(c) hereof.

            "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

            "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Transfer Restricted Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the broker-dealer directly from the Company.

            "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

            "Securities" shall mean, collectively, the 9 1/2% Senior Subordinated Notes due 2009 of the Company, to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the guarantees provided for in the Indenture (the "Guarantees") and, unless the context otherwise requires, any reference herein to a "Security," an "Exchange Note" or a "Transfer Restricted Security" shall include a reference to the related Guarantees.

            "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

            "Shelf Registration" shall have the meaning assigned thereto in
Section 2(b) hereof.

            "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

            "Transfer Restricted Securities" shall mean the Securities; until the earlier of:

            (1) the date on which such Security has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer;

            (2) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement;

            (3) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or

            (4) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

            Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words

"herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

            2. Registration Under the Securities Act.

      (a) Except as set forth in Section 2(b) below and except for any extension available to the Company pursuant to Section 2(c) below, the Company and the Guarantors agree to use all commercially reasonable efforts to file under the Securities Act, on or prior to 90 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Offer Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Liquidated Damages as contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Notes"). Except for any extension available to the Company pursuant to Section 2(c) below, the Company and the Guarantors agree to use all commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company and the Guarantors further agree to use all commercially reasonable efforts to commence and complete the Exchange Offer on or prior to 45 business days, or longer, if required by the federal securities laws, after such date on which the Exchange Offer Registration Statement was declared effective by the Commission, exchange Exchange Notes for all Transfer Restricted Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Transfer Restricted Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Notes for all outstanding Transfer Restricted Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Transfer Restricted Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. The Company agrees (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Notes that is a broker-dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Transfer Restricted Securities. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

      (b) If (i) the Company and the Guarantors are not (A) required to file the Exchange Offer Registration Statement; or (B) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) any holder of Transfer Restricted Securities notifies the Company prior to the 20th day following the consummation of the Exchange Offer that (X) it is prohibited by applicable law or Commission policy from participating in the Exchange Offer; or (Y) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for resales; or (Z) that it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, the Company and the Guarantors will use all commercially reasonable efforts to file under the Securities Act on or prior to 30 days after such filing obligation arises, except for any extension available to the Company in
   Section 2(c) below, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company and the Guarantors agree to use all commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective on or prior to 90 days after such obligation arises and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Transfer Restricted Securities outstanding; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Transfer Restricted Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

      (c) In the event that (i) the Company and the Guarantors have not filed the Exchange Offer Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively (the "Filing Target Date"), or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively (the "Effectiveness Target Date"), or (iii) the Exchange Offer has not been consummated within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is declared effective but thereafter ceases to be effective or fails to be usable in connection with resales of Transfer Restricted Securities during the time period specified herein and is not succeeded immediately by a post-effective amendment to such registration statement that cures such failure and that is itself declared effective one day after such Exchange Offer Registration Statement or Shelf Registration Statement ceases to be effective or useable (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), the Company and the Guarantors will pay liquidated damages ("Liquidated Damages"), in addition to the Base Interest, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holders (as defined in the Indenture) with respect to the first 90-day period immediately following the occurrence of the first Registration Default; provided that if Securities Act Rule 437a or a substantially similar rule is not then available and, despite all reasonable efforts on the part of the Company and the Guarantors, (A) the Company and the Guarantors' failure to file any such registration statements on or before the Filing Target Date has resulted solely from, or (B) any such registration statements have not been declared effective on or prior to the Effectiveness Target Date solely because of, in each case, the inability or refusal of their auditor to issue a consent to the use of its audit report relating to the Company's consolidated financial statements in connection with any such registration statements, then the occurrence of a Registration Default shall be determined as set forth in the next succeeding paragraph, but shall only be determined with respect to either clause (A) or clause (B) but not both.

      For purposes of determining the occurrence of a Registration Default under the proviso in the immediately preceding paragraph: (1) with respect to clause (A) immediately above, if, prior to the earlier of the filing of any such registration statements and the otherwise applicable Filing Target Date, the Company receives notice or has reasonable grounds to conclude and in good faith concludes that its auditor is unable or unwilling to issue such consent, then the Filing Target Date would be 90 days, and the Effectiveness Target Date would be 180 days, in each case, from the date on which the Company first receives such notice or reaches such conclusion; and (2) with respect to clause (B) immediately above, if, subsequent to the filing of any such registration statements but prior to the otherwise applicable Effectiveness Target Date, the Company first receives notice or has reasonable grounds to conclude and in good faith concludes that its auditor is unable or unwilling to issue such consent, then the Effectiveness Target Date would be 90 days from the date on which the Company first receives such notice or reaches such conclusion, unless the otherwise applicable Effectiveness Target Date would have been more than 90 days from the date of such notice or such conclusion.

      Promptly upon receiving such notice or reaching such conclusion, the Company shall deliver an officers' certificate to the trustee certifying as to the date of the receipt of such notice or the date of the reaching of such conclusion, in which case the officers' certificate shall also set forth in reasonable detail the basis of such conclusion, and setting forth the resultant Filing Target Date and/or Effectiveness Target Date, as the case may be, and the trustee shall notify the Holders of such resultant date or dates.

      The amount of Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Liquidated Damages will accrue only with respect to Transfer Restricted Securities for which (and only for so long as) a Registration Default exists. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. All accrued Liquidated Damages will be paid by the Company and the Guarantors on each Interest Payment Date (as defined in the Indenture) to the Global Note Holder (as defined in the Indenture) by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Notes (as defined in the Indenture) by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

      (d) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

            3. Registration Procedures.

            If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

      (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

      (b) In the event that such qualification would require a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

      (c) In connection with the Company's obligations with respect to the registration of Exchange Notes as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall:

            (i) except for any extension available to the Company pursuant to
      Section 2(c) above, use all commercially reasonable efforts to prepare and file with the Commission no later than 90 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Notes by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective no later than 180 days after the Closing Date;

            (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Notes with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Notes;

            (iii) with respect to a Shelf Registration Statement, promptly advise each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and, if requested by such broker-dealer, confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information relating to any broker-dealer, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (iv) in the event that the Company would be required, pursuant to
      Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Notes, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (v) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

            (vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Notes to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

            (vii) provide a CUSIP number for all Exchange Notes, not later than the applicable Effective Time;

            (viii) use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (d) In connection with the Company's and the Guarantors' obligations with respect to the Shelf Registration, if applicable, the Company and the Guarantors shall:

            (i) use all commercially reasonable efforts to prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Transfer Restricted Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b), except for any extension available to the Company pursuant to Section 2(c) above;

            (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Transfer Restricted Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

            (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

            (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

            (v) use commercially reasonable efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Transfer Restricted Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

            (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of
      Section 2(a)(11) of the Securities Act, if such person notifies the Company of its status as an underwriter), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

            (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Transfer Restricted Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential (and, if requested by the Company, will enter into a confidentiality agreement providing that), until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement and a reasonable opportunity to object), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (viii) with respect to a Shelf Registration Statement, promptly advise each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and, if requested by each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof, confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto relating to the Electing Holders or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information relating to the Electing Holders,
      (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

            (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder reasonably requests to be included therein relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the principal amount of Transfer Restricted Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Transfer Restricted Securities, upon request) and documents incorporated by reference therein), and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Transfer Restricted Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

            (xii) use all commercially reasonable efforts to (A) register or qualify the Transfer Restricted Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request,
      (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

            (xiii) unless any Transfer Restricted Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates, if so required by any securities exchange upon which any Transfer Restricted Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Transfer Restricted Securities;

            (xiv) provide a CUSIP number for all Transfer Restricted Securities, not later than the applicable Effective Time;

            (xv) enter into on one occasion, an underwriting agreement, engagement letter, agency agreement, "best efforts" underwriting agreement or similar agreement, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Transfer Restricted Securities;

            (xvi) if an offering contemplated by the Shelf Registration is an underwritten offering, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Transfer Restricted Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

            (xvii) notify in writing each holder of Transfer Restricted Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

            (xviii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such

      Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Transfer Restricted Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Transfer Restricted Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

            (xix) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11 (a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall (i) destroy , or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

      (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Transfer Restricted Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      (g) The Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except in a transaction or a chain of transactions not involving a public offering.

            4. Registration Expenses.

            The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses, excluding fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, excluding any fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification and determination,
(c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Securities, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions and transfer taxes attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above. The Electing Holders shall be responsible for all fees, disbursements and expenses of any underwriter engaged pursuant to Section 3(d)(xv) hereof and any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof.

            5. Representations and Warranties.

            The Company and the Guarantors represent and warrant to, and agree with, the Purchasers and each of the holders from time to time of Transfer Restricted Securities that:

      (a) Each registration statement covering Transfer Restricted Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Transfer Restricted Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Transfer Restricted Securities pursuant to Section 3(d)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to
   Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

      (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

      (c) The compliance by the Company and the Guarantors with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantors or their respective subsidiaries is a party or by which the Company, the Guarantors or their respective subsidiaries is bound or to which any of the property or assets of the Company, the Guarantors or their respective subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or the Guarantors, (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or their respective subsidiaries or their properties, except, with regard to (i) and (iii) of this paragraph, for such conflicts, breaches, defaults or violations that would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities and except for such consents, approvals, authorizations, orders, registrations or qualifications the failure of which to obtain would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole.

      (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

            6. Indemnification.

      (a) Indemnification by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Transfer Restricted Securities included in an Exchange Registration Statement, each of the Electing Holders of Transfer Restricted Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Transfer Restricted Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company or any Guarantor to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

      (b) Indemnification by the Holders and any Agents and Underwriters. The Company and the Guarantors may require, as a condition to including any Transfer Restricted Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company and each of the Guarantors shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Transfer Restricted Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Guarantors, and all other holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders of Transfer Restricted Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company or any Guarantor to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, agent or underwriter expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred;

   provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Transfer Restricted Securities pursuant to such registration.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
   Section 6(d) to contribute shall be several in proportion to the principal amount of Transfer Restricted Securities registered or underwritten, as the case may be, by them and not joint.

      (e) The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or any of the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors (including any person who, with his or her consent, is named in any registration statement as about to become a director of the Company or the Guarantors) and to each person, if any, who controls the Company within the meaning of the Securities Act.

            7. Underwritten Offerings.

      (a) Selection of Underwriters. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

      (b) Participation by Holders. Each holder of Transfer Restricted Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            8. Rule 144 and Rule 144A.

            The Company covenants to the holders of Transfer Restricted Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to, sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Transfer Restricted Securities in connection with that holder's sale pursuant to Rule 144 or Rule 144A, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

            9. Miscellaneous.

      (a) No Inconsistent Agreements. The Company and each of the Guarantors represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

      (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company or any of the Guarantors fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Transfer Restricted Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company and the Guarantors under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

      (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company or the Guarantors, to any of them at 1800 Bering Drive, Suite 1000, Houston, Texas 77507, Attention: Alvin L. Thomas II, General Counsel and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

      (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Transfer Restricted Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement and the transfer and registration of Transfer Restricted Securities by such holder and the consummation of an Exchange Offer.

      (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

      (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding. Each holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such holder.

      (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Transfer Restricted Securities shall be made available for inspection and copying on any business day by any holder of Transfer Restricted Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Transfer Restricted Securities under the Securities, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

      (j) Counterparts. This Exchange and Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, the Guarantors plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between the Purchasers, the Guarantors and the Company.

                              Very truly yours,

                              SYNAGRO TECHNOLOGIES, INC.

                              By: /s/ Alvin L. Thomas II
                                  --------------------------------------
                                  Name:  Alvin L. Thomas
                                  Title:  Executive Vice President and Secretary


                              SYNAGRO MIDWEST, INC.,
                              SYNAGRO OF MICHIGAN, INC.,
                              SYNAGRO OF WISCONSIN, INC.,
                              SYNAGRO OF MINNESOTA - REHBEIN, INC.,
                              SYNAGRO MIDWEST - ENVIROLAND, INC.,
                              SYNAGRO SOUTHWEST, INC.,
                              SYNAGRO OF TEXAS-CDR, INC.,
                              SYNAGRO OF TEXAS-VITAL-CYCLE, INC.,
                              SYNAGRO SOUTHEAST, INC.,
                              SYNAGRO OF NORTH CAROLINA-EWR, INC.,
                              SYNAGRO OF NORTH CAROLINA-AMSCO, INC.,
                              SYNAGRO OF FLORIDA - A&J, INC.,
                              SYNAGRO OF FLORIDA - ANTI-POLLUTION, INC.,
                              SYNAGRO OF FLORIDA - DAVIS WATER, INC.,
                              SYNAGRO OF FLORIDA - ECOSYSTEMS, INC.,
                              SYNAGRO NORTHEAST, INC.,
                              COMPOSTING CORPORATION OF AMERICA,
                              ORGANI-GRO, INC.,
                              ST INTERCO, INC.,
                              ENVIRONMENTAL PROTECTION & IMPROVEMENT COMPANY,
                                INC.,
                              SYNAGRO MID-ATLANTIC, INC.,
                              SYNAGRO WEST, INC.,
                              SYNAGRO COMPOSTING COMPANY OF CALIFORNIA, INC., SYNAGRO OF CALIFORNIA, INC.,
                              NEW ENGLAND TREATMENT COMPANY, INC.,
                              FAIRHAVEN RESIDUAL SYSTEMS, INC.,
                              NETCO-CONNECTICUT, INC.,
                              NETCO-RESIDUALS MANAGEMENT SYSTEMS, INC.,
                              NETCO-WATERBURY SYSTEMS, INC., F/K/A
                              NETCO-WATERBURY, INC.,
                              NEW HAVEN RESIDUALS SYSTEMS, INC.,
                              RESIDUAL TECHNOLOGIES SYSTEMS, INC.,
                              RESIDUALS PROCESSING, INC.,
                              FUTURE - TECH ENVIRONMENTAL SERVICES, INC.,
                              SYNAGRO - WWT, INC.,
                              SOARING VISTA PROPERTIES, INC.,
                              NYOFCO HOLDINGS, INC.,
                              SYNAGRO - WCWNJ, INC.,

                              SYNAGRO - BALTIMORE, L.L.C.,
                              SYNAGRO DIGESTION, INC.,  AND
                              SYNAGRO TEXAS, INC.

                              By: /s/ Alvin L. Thomas II
                                  ---------------------------------
                                  Name:  Alvin L. Thomas II
                                  Title: Secretary

                              RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP

                              By Residuals Technologies Systems, Inc., its
                                 general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              FAIRHAVEN RESIDUALS, LIMITED PARTNERSHIP

                              By Fairhaven Residuals Systems, Inc., its
                                 general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              NETCO-WATERBURY, LIMITED PARTNERSHIP

                              By NETCO-Waterbury Systems, Inc., its general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              NETCO-RESIDUALS MANAGEMENT, LIMITED PARTNERSHIP

                              By NETCO-Residuals Management Systems, Inc, its
                                 general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              NEW HAVEN RESIDUALS, LIMITED PARTNERSHIP

                              By New Haven Residuals Systems, Inc., its
                                 general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              PROVIDENCE SOILS, LLC

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                   Alvin L. Thomas II, Manager

                              SYNAGRO MANAGEMENT, L.P.

                              By Synagro Texas, Inc., its general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary


                              NEW YORK ORGANIC FERTILIZER COMPANY

                              By Synagro - WWT, Inc., its general partner

                              By:  /s/ Alvin L. Thomas II
                                 ---------------------------------------
                                    Name:  Alvin L. Thomas II
                                    Title:  Secretary

                              ATLANTA RESIDUALS COMPANY, LLC

                              By:  /s/ Mark Rome
                                 ---------------------------------
                                    Name:  Mark Rome
                                    Title:  Vice-President


                             SYNAGRO DELAWARE, INC.

                              By:  /s/ Mark B. McCormick
                                 ---------------------------------
                                    Name:  Mark B. McCormick
                                    Title:  Secretary

Accepted as of the date hereof:

LEHMAN BROTHERS INC.

By:  /s/ Sam Cortez
   ---------------------------
    Name:  Sam Cortez
    Title:  Senior Vice President


BANC OF AMERICA SECURITIES LLC

By:  /s/ Kaj Alhburg
   ---------------------------
    Name:  Kaj Alhburg
    Title:  Managing Director

                                                                       EXHIBIT A


                           SYNAGRO TECHNOLOGIES, INC.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                    URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE]*


The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in Synagro Technologies, Inc. (the "Company") 9 1/2% Senior Subordinated Notes due 2009 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by ________________. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Alvin L. Thomas II, Esq. at Synagro Technologies, Inc., 1800 Bering Drive, Suite 1000, Houston, Texas 77507,
(713) 369-1700.]

-------------
* Not less than 28 calendar days from date of mailing.

                           SYNAGRO TECHNOLOGIES, INC.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)


Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between Synagro Technologies, Inc. (the "Company"), the Guarantors named therein (collectively, the "Guarantors") and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ____ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 9 1/2% Senior Subordinated Notes due 2009 and the guarantees of the Guarantors attached thereto (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE ________________. Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION


The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item
(3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon a sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee under the Indenture the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


(1)   (a)   Full Legal Name of Selling Securityholder:

            ____________________________________________________________________

      (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

            ____________________________________________________________________

      (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

            ____________________________________________________________________

(2)         Address for Notices to Selling Securityholder:

                            ____________________________

                            ____________________________

                            ____________________________

            Telephone:      ____________________________

            Fax:            ____________________________

            Contact Person: ____________________________

 (3)        Beneficial Ownership of Securities:

            Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

      (a) Principal amount of Transfer Restricted Securities beneficially owned: ____________________________________________________________
            CUSIP No(s). of such Transfer Restricted Securities:________________

      (b) Principal amount of Securities other than Transfer Restricted Securities beneficially owned: _____________________________________
            CUSIP No(s). of such other Securities: _____________________________

      (c) Principal amount of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration
            Statement: _________________________________________________________
            CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement: ______________________

(4)         Beneficial Ownership of Other Securities of the Company:

            Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

            State any exceptions here:

(5)         Relationships with the Company:

            Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

            State any exceptions here:



(6)         Plan of Distribution:

            Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market,
            (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

            State any exceptions here:



By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the

Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

      (i)   To the Company:

                                    Synagro Technologies, Inc.
                                    1800 Bering Drive
                                    Suite 1000
                                    Houston, Texas 77057
                                    Attention:  Alvin L. Thomas II, Esq.
                                                General Counsel
      (ii)  With a copy to:

                                    Locke Liddell & Sapp LLP
                                    600 Travis
                                    Suite 3200
                                    Houston, Texas 77002
                                    Attention:  David F. Taylor, Esq.


Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Exchange and Registration Rights Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________________


            ____________________________________________________________________
            Selling Securityholder
            (Print/type full legal name of beneficial owner of Transfer
             Restricted Securities)


            By: ________________________________________________________________
            Name:
            Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE ________________ TO THE COMPANY'S COUNSEL AT:

                        Locke Liddell & Sapp LLP
                        600 Travis
                        Suite 3200
                        Houston, Texas 77002
                        Attention: David F. Taylor, Esq.

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT


[Trustee name]
Synagro Technologies, Inc.
c/o [Trustee name and address]

Attention: Trust Officer

      Re:  Synagro Technologies, Inc. (the "Company")
           ____% Senior Subordinated Notes due 2009

Ladies and Gentlemen:

Please be advised that has transferred $ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form ___ (File No. 333-_______) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ________________ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:
                                       Very truly yours,

                                              __________________________________
                                              (Name)

                                       By:    __________________________________
                                              (Authorized Signature)




                                      B-1